Exhibit 99.7

RIGHTS CERTIFICATE:	NUMBER OF RIGHTS:

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH

IN THE COMPANY’S PROSPECTUS SUPPLEMENT (AND ACCOMPANYING PROSPECTUS)

DATED FEBRUARY 11, 2020 (THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM

ALLIANCE ADVISORS LLC, THE INFORMATION AGENT.

Spero Therapeutics, Inc.

Incorporated under the laws of the State of Delaware

NON-TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATE

Evidencing Non-Transferable Subscription Rights to Purchase Shares of Common Stock of Spero Therapeutics, Inc.

Subscription Price: $9.00 per Share

THE SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M.,

NEW YORK TIME, ON MARCH 2, 2020, UNLESS EXTENDED BY THE COMPANY

COMPUTERSHARE ACCOUNT NUMBER:

REGISTERED OWNER:

THIS CERTIFIES THAT the registered owner whose name is inscribed hereon is the owner of the number of non-transferable subscription rights (“Rights”) set forth above. Each whole Right entitles the holder thereof to subscribe for and purchase one share of Common Stock, with a par value of $0.001 per share (the “Common Stock”), of Spero Therapeutics, Inc., a Delaware corporation, at a subscription price of $9.00 per share (the “Subscription Right”), pursuant to a rights offering (the “Rights Offering”), on the terms and subject to the conditions set forth in the Prospectus and the “Instructions as to Use of Spero Therapeutics, Inc. Subscription Rights Certificates” accompanying this Subscription Rights Certificate. As more fully described in the Prospectus, any holder, that following exercise of such holder’s Subscription Right, would be or become a holder of more than 9.99% of the outstanding number of shares of the Common Stock may instead elect to instead purchase non-voting Series C convertible preferred stock, par value $0.001 per share (the “Series C Preferred Stock”). The Rights represented by this Subscription Rights Certificate may be exercised by completing Form 1 and any other appropriate forms on the reverse side hereof and by returning the full payment of the subscription price for each share of Common Stock in accordance with the “Instructions as to Use of Spero Therapeutics, Inc. Subscription Rights Certificates” that accompany this Subscription Rights Certificate.

The Rights represented by this Subscription Rights Certificate may be exercised, as described further in the Prospectus, by delivering to Computershare Trust Company, N.A. (“Computershare” or the “Subscription Agent”), prior to 5:00 p.m., New York time, on the Expiration Date of March 2, 2020 (unless extended), with this Subscription Rights Certificate, properly completed and executed, together with full payment for all the Rights the holder elects to exercise under the Subscription Right. All Rights not exercised prior to 5:00 p.m., New York time, on March 2, 2020 shall be null and void.

This Subscription Rights Certificate is not valid unless signed by the registered owner.

DELIVERY OPTIONS FOR SUBSCRIPTION RIGHTS CERTIFICATE

Delivery other than by mail or overnight courier to the address listed below will not constitute valid delivery.

THE SUBSCRIPTION AGENT FOR THE OFFER IS:

By Mail:

Computershare Trust Company, N.A.

c/o Corporate Actions Voluntary Offer; COY: SPRO

P.O. Box 43011

Providence, RI 02940-3011

By Overnight Courier:

Computershare Trust Company, N.A.

c/o Corporate Actions Voluntary Offer; COY: SPRO

150 Royall Street, Suite V

Canton, MA 02021

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY.

FORM 1-EXERCISE OF SUBSCRIPTION RIGHTS

To subscribe for shares pursuant to your Subscription Right, please complete line (a) OR (b) and sign under Form 3 below.

*To determine No. of shares of common stock in line (A), multiply the number of Rights you wish to exercise by 0.152 and round down to the nearest whole share of common stock.

EXERCISE OF SUBSCRIPTION RIGHT:

(a) I apply for	shares x $9.00	=	$
(no. of new shares)	(subscription price)		(amount enclosed)

(b) FOR HOLDERS, THAT FOLLOWING EXERCISE OF SUCH HOLDER’S SUBSCRIPTION RIGHT WOULD BE OR BECOME A HOLDER OF GREATER THAN 9.99% OF THE OUTSTANDING NUMBER OF SHARES OF COMMON STOCK:

I apply for	shares x $9,000.00	=	$
(no. of new shares)	(subscription price)		(amount enclosed)

NOTE: If you are NOT a holder of, or if following exercise of your Subscription Right, you would not be or become a holder of greater than 9.99% of the outstanding shares of Common Stock and you apply to purchase shares of Series C Preferred Stock, you will not receive any, but will instead receive an equivalent number of shares of Common Stock (on an as-converted basis) in consideration for the same purchase price.

Payment: Full payment for the number of shares you wish to acquire through the Subscription Right must accompany this Subscription Rights Certificate. Payment must be delivered by personal check payable to the Subscription Agent, which payment must clear prior to the Expiration Date. Please reference your rights card control number on your personal check.

Check payable to “Computershare Trust Company, N.A. (acting as subscription agent for Spero Therapeutics, Inc.)”

FORM 2-DELIVERY TO DIFFERENT ADDRESS

Unless specifically requested, shares of Common Stock will be issued in book entry form. If you wish for the Common Stock underlying your subscription rights to be delivered to an address different from that shown on the face of this Subscription Rights Certificate, please enter the alternate address below, sign under Form 3 and have your signature guaranteed under Form 4. If your signature is not guaranteed, the shares will be issued to you in book entry form.

FORM 3-SIGNATURE

TO SUBSCRIBE: I acknowledge that I have received the Prospectus for this Rights Offering and I hereby irrevocably subscribe for the number of shares indicated above on the terms and conditions specified in the Prospectus. I agree to cooperate with the Company and provide to the Company any and all information requested by the Company in connection with the exercise of the rights granted in the previous sentence.

Print your name(s):
Signature(s):
Signature of Co-Owner (if more than one registered holder listed)
Date (mm/dd/yyyy):

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

FORM 4-SIGNATURE GUARANTEE

This form must be completed if you have completed any portion of Form 2.

Signature Guaranteed:
(Name of Bank or Firm)

By:
(Signature of Officer)

IMPORTANT: The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

FOR INSTRUCTIONS ON THE USE OF SPERO THERAPEUTICS, INC. SUBSCRIPTION RIGHTS CERTIFICATES, CONSULT ALLIANCE ADVISORS LLC, 200 BROADACRES DRIVE, 3RD FLOOR, BLOOMFIELD, NJ 07003, THE INFORMATION AGENT, AT 800-574-6215.